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                                                                    EXHIBIT 10.2
                                                                    ------------

WARRANT NO.: 2004A-__A

                                     WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED.



                                 FIRST AMENDMENT
                                       TO
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           STELLAR TECHNOLOGIES, INC.


         THIS FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK OF STELLAR TECHNOLOGIES, INC. (this "Amendment"), is made as of October 9, 2004, for the purpose of amending Warrant No.: 2004A-__ (the "Warrant") of Stellar ________ to purchase _________ shares of Common Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant.


                                    RECITALS

         WHEREAS, the Company hereto desires to amend certain provisions of the Warrant to extend the Termination Date of the Warrant;

         WHEREAS, Section 10 of the Warrant permits the Company to supplement or amend the warrant without the approval of the holder of the Warrant, provided that the amendment does not materially adversely affect the interest of the Holder.

         NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, the Warrant is hereby amended as follows:




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         1. The introductory paragraph of the Warrant is hereby amended such that "Termination Date" shall mean 5:00 p.m. Eastern Standard Time October 10, 2005.

         2. Except as expressly provided herein, the Warrant shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its officer hereunto duly authorized, as of the date first written above.


                                    STELLAR TECHNOLOGIES, INC.




                                    By:_________________________________________
                                       Name:
                                       Title:









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